UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 5, 2026
Date of Report (Date of earliest event reported)

NU SKIN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12421	87-0565309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

75 West Center Street Provo, Utah 84601
(Address of principal executive offices and zip code)

(801) 345-1000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 par value	NUS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c), (e)

On March 5, 2026, the Board of Directors of Nu Skin Enterprises, Inc. (the “Company”) appointed Chayce D. Clark as Executive Vice President, Chief Operating Officer and Chief Legal Officer.

Mr. Clark, age 43, has served as the Company’s Executive Vice President and General Counsel since 2021. Mr. Clark joined the Company in 2015 as Assistant General Counsel and later served as Vice President and Deputy General Counsel before beginning his role as General Counsel. Prior to joining the Company, he was a litigation attorney in private practice in Salt Lake City, Utah. He received a B.S. degree from Southern Utah University and a J.D. degree from the University of Utah.

In connection with his new role, Mr. Clark will have a base salary of $650,000, and his target annual bonus percentage will remain at 75% of base salary. His 2026 annual equity award will have a value of $2,362,500, consisting of 50% time-based restricted stock units (“RSUs”) and 50% performance-based restricted stock units (“PRSUs”). The RSUs will vest 25% in each of 2027, 2028, 2029 and 2030, and the PRSUs will vest, if at all, in three tranches based on the Company’s earnings per share in 2026, 2027 and 2028, respectively.

Mr. Clark does not have a family relationship with any of the Company’s directors or executive officers, and the Company does not have any reportable related-person transactions involving Mr. Clark. Other than as described herein, there are no arrangements or understandings between Mr. Clark and any other person pursuant to which Mr. Clark was selected as Executive Vice President, Chief Operating Officer and Chief Legal Officer.

A copy of the related press release, which the Company issued on March 9, 2026, is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Nu Skin Enterprises’ press release dated March 9, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU SKIN ENTERPRISES, INC.
(Registrant)

/s/ James D. Thomas
James D. Thomas
Chief Financial Officer
Date: March 9, 2026